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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 24, 2003
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                                   LANCE, INC.
               (Exact name of registrant as specified in charter)


        North Carolina                0-398                  56-0292920
-------------------------------- --------------- -------------------------------
 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            file number)        Identification Number)


   8600 South Boulevard, P.O. Box 32368, Charlotte, NC               28232
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 704-554-1421
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)  Exhibits.

         99.1 Press Release dated April 24, 2003, with respect to the Company's financial results for the first quarter ended March 29, 2003.

The press release furnished as Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.


ITEM 9. REGULATION FD DISCLOSURE

The following information is being furnished pursuant to Item 9 - Regulation FD Disclosure and Item 12 - Results of Operations and Financial Condition.

On April 24, 2003, Lance, Inc. (the "Company") issued a press release with respect to the Company's financial results for the first quarter ended March 29, 2003. The press release being furnished herewith as Exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition." The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.

         The press release is furnished as Exhibit 99.1 to this Form 8-K.

         (a) Exhibits.

         99.1 Press Release dated April 24, 2003, with respect to the Company's financial results for the first quarter ended March 29, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LANCE, INC.
                                                     (Registrant)



Date:  April 24, 2003                                By: /s/  B. Clyde Preslar
                                                         -----------------------
                                                          B. Clyde Preslar
                                                          Vice President


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                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported: April 24, 2003               Commission File No:  0-398



                                   LANCE, INC.

                                  EXHIBIT INDEX

         Exhibit No.       Exhibit Description
         -----------       -------------------

            99.1 Press Release dated April 24, 2003, with respect to the Company's financial results for the first quarter ended March 29, 2003.